UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 Form 8-K

             Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Act of 1934


        Date of Report (Date of earliest event reported) May 24, 2001

                      UNITED FINANCIAL MORTGAGE CORP.
             (Exact name of small business issuer as specified in its charter)

                        ILLINOIS                         36-3440533
             (State or other jurisdiction of          (I.R.S. Employer
             incorporation or organization)          Identification No.)

                           600 Enterprise Drive,
                                 Suite 206
                         Oak Brook, Illinois 60523

                Issuer's telephone number:  (630) 571-7222

                _________________Not Applicable_________________
       (Former name or former address, if changed since last report)


        Item 5.    Other Events

        On May 24, 2001, United Financial Mortgage Corp. (the
        "registrant") issued a press release regarding the clarification of the Company's registered stock symbol. A copy of the press release is attached ereto as exhibit 99.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 United Financial Mortgage Corp.
        Date Signed

        May 31, 2001             /s/ Steve Y. Khoshabe
                                 Vice President and Chief Financial
                                 Officer